Exhibit 99.1

Lehman Brothers CEO Energy/Power Conference September 4, 2008

Some of the following information contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, and is intended to come within the safe-harbor protection provided by those sections. Forward Looking Statements Certain statements in this document are forward-looking as defined in the Private Securities Litigation Reform Act of 1995. These statements involve certain risks and uncertainties that may be beyond our control and may cause our actual future results to differ materially from expectations. We do not undertake to update our forward-looking statements. Factors that could affect our results include, but are not limited to: changes in laws or regulations; changes in general economic conditions, including coal and power market conditions; the outcome of commercial negotiations involving sales contracts or other transactions; the Company's dependence on coal supply agreements with Peabody Energy Corporation in the near future; geologic, equipment and operational risks associated with mining; supplier and contract miner performance and the availability and cost of key equipment and commodities; the Company's ability to replace coal reserves; labor availability and relations; availability and costs of transportation; weather patterns affecting energy demand; ability to obtain mining permits; legislative and regulatory developments; risks associated with environmental laws and compliance; the outcome of pending or future litigation; and the availability and costs of competing energy resources. The Company undertakes no obligation (and expressly disclaims any such obligation) to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. For additional information concerning factors that could cause actual results to materially differ from those projected herein, please refer to the Company's Form 10-K, 10-Q, S-4 and 8-K reports. EBITDA or Adjusted EBITDA is defined as net income before deducting interest expense and income, income taxes, minority interests, asset retirement obligation expense and depreciation, deletion and amortization. For a reconciliation of EBITDA, a non-GAAP financial measure, to net income, the most comparable GAAP measure, please see the attached Appendix. Patriot Coal Statement on Forward-Looking Information

Coal Market Fundamentals

U.S. coal markets have gone global China and India driving strong worldwide demand Supply constraints limiting production gains & posing barriers to entry Stretched infrastructure Long lead times on capital equipment Tight labor market Permit challenges Added safety regulations Depleting reserves Coal continues to be the least expensive fossil fuel Investment Thesis - Why Coal? Unprecedented increase in demand, while supply struggles to maintain pace, resulting in rapid price increases that are part of the new reality in the coal industry

Global Market Fundamentals Imbalance in supply and demand Increasing exports and flat production Huge demand growth, becoming a net importer Major metallurgical coal importer Infrastructure limitations for world's largest exporter Energy Nationalism Energy Nationalism Energy nationalism Huge demand potential Energy Nationalism Energy nationalism

Global Market Fundamentals Significant changes to trade patterns Increase Decrease

U.S. Coal Exports U.S. coals are now "dispatching" into the global market U.S. coals are now "dispatching" into the global market

Global Coal Demand Demand is expected to increase by 3.4 billion tons from 2010 to 2030 North America - Other North America - Electricity Europe - Other Europe - Electricity China - Other China - Electricity Other - Other Other - Electricity India - Other India - Electricity

Strong Current & Future Met Demand BFI production has increased 65% overall since 2001, led by China's 224% increase Expected growth of 9% in 2008 & 2009 Expected steel production will result in increased met coal demand

Regulatory Safety - New regulations and increased inspections Environmental - Clean Water Act Section 404 permits impact surface and underground mines Labor Cost - Rising wage rates & enhanced benefits Availability - "Lost Generation" due to contraction during two prior decades Equipment Up to 24 months lead time for major underground & surface equipment Inflation Since 2006: tires +230%, diesel +90%, explosives +35%, roof bolts +70%, magnetite +85% Geology Thinner seams, more difficult conditions U.S. Coal Supply Challenges Many factors constrain production and increase pressure on costs

Limited Supply Availability CAPP production YTD 2008 is flat vs. 2007, even though pricing is up $80+ per ton Available CAPP thermal coal for the domestic market in 2008 is expected to be down 11% Increased exports and decreased imports would further reduce domestic coal inventories in 2009 Less CAPP coal is available to supply the U.S. thermal market

Central Appalachian Coal Inventories Year-over-year decrease of 33% Year-over-year decrease of 33%

Northern Appalachian Coal Inventories Year-over-year decrease of 12% Year-over-year decrease of 12%

Illinois Basin Coal Inventories Year-over-year decrease of 31% Year-over-year decrease of 31%

Strong Forward Pricing Coal pricing remains robust Coal pricing remains robust

Long-Term Price Advantage Long-Term Price Advantage Represents the fuel component of electricity generation costs at southeastern plants, including fuel, delivery, SO2 & NOX emissions and heat rates Coal is expected to maintain its dispatch advantage

Patriot Coal Overview

Patriot Coal ("PCX") - Value Creation Spun off from Peabody Energy on October 31, 2007 Listed on the NYSE under the ticker "PCX" Equity market value of ~$4.0 billion, compared with opening day market value of $1 billion Enterprise value of ~$4.2 billion Patriot Share Price Performance Patriot Share Statistics Spin-off date ___________________________ Note: "when issued" trading commenced on 10/18/07 10/18/07 9/2/08 12/31/07 Magnum acquisition announced 4/2/08

Diversified operations Multiple coal basins Wide range of products Mix of surface and underground Among largest U.S. producers of high-quality metallurgical coal Third-largest eastern U.S. coal producer & marketer Targeted growth strategy Buy out of JV partner Acquisition of Magnum Coal nearly doubles production Two joint ventures add 1.5M tons annual production Expanding reserve base - added 600M tons with Magnum Access to multiple delivery methods - rail (CSX & NS), barge, export Investment Thesis - Why PCX? Patriot is positioned for sustained, long-term growth

Leader in safety initiatives Employer of choice Established, long-term customer relationships Industry leader in R&D with equipment manufacturers Access to major seaborne export markets through operations in CAPP, NAPP and the Illinois Basin Enhanced blending and distribution opportunities resulting from the Magnum acquisition Significant unpriced production, allowing the opportunity to benefit from strong coal prices Investment Thesis - Why PCX? Patriot is positioned for sustained, long-term growth

Right Time Strong fundamentals in all key markets Significant unpriced coal portfolio Fragmented CAPP market creates M&A opportunities Report Card Since Spin-Off Improved operating margins and strong safety record $3 billion in stockholder value created since spin-off Almost doubled size with Magnum acquisition; also entered into two new JV's and bought-out prior JV Unprecedented increase in demand, while global supply falters Additional unpriced coal with Magnum Magnum acquisition completed July 23 Right Plan Tightly managed operations with emphasis on safety, cost & revenue optimization Aggressive focus on financial performance & stockholder value Targeted organic & acquisition growth strategy

Sixteen Mining Complexes

Significant production base in multiple coal basins

NAPP 4.0 MT
Federal


IL
OH
WV
MO
KY
Baltimore
Newport News
Norfolk
New Orleans

Illinois Basin 7.5 MT
Highland
Dodge Hill
Bluegrass

CAPP 26.0 MT

Apogee	Kanawha Eagle
Big Mountain	Panther
Blue Creek	Remington
Campbells Creek	Rocklick
Hobet	Samples
Jupiter	Wells

Note: represents 2007 production

21

Diversified Operations Labels Series NAPP 4.1 CAPP 28.5 ILB 7.8 71% 10% 19% 2007 Tons Sold 40.4 Million Underground Surface East 0.64 0.36 Underground 64% Surface 36% Metallurgical Steam East 0.2 0.8 Steam 80% Met 20% 2008 Estimated Production Reserves 1.9 Billion Northern Appalachia Central Appalachia Illinois Basin Labels Series NAPP 59 CAPP 1134 ILB 676 1.1 0.1 0.7

Production & reserve base in close proximity to coal-fueled plants Coal Products to Serve Key Markets Patriot's areas of operation

Third Largest U.S. Met Coal Producer Forecasted shipments of 9.5 to 10.5 million tons in 2009 High-volatile coking coal Primary export markets are North America, Europe and Brazil

Rising Coal Prices Provide Opportunity Unpriced Steam Coal Production Unpriced Met Coal Production Millions of tons As of 6/30/08 5.0 - 6.0 17.0 - 18.0 6.0 - 7.0 9.5 - 10.5 Millions of tons As of 6/30/08 % of Production 17% 50% 65% 90%

Financial Overview

First Half Highlights YTD margins per ton improve 56% Q2 margins improve 82% YTD EBITDA totals $58.2 million Q2 generates $41.1 million Magnum Coal acquisition finalized Announced April 2; closed July 23 Convertible Senior Notes offering completed 2-for-1 stock split announced (July) Operating results improve, PCX doubles in size with minimal additional debt ... Solid financial position

First Half Financial Update 1H 2007 Pro Forma 1H 2008 APP 57.04 67.49 ILB 32.58 35.04 Total 48.5 55.51 1H 2007 Pro Forma 1H 2008 APP 7.224 6.903 ILB 3.87 4.043 Total 11.1 10.9 Revenue per Ton Tons Sold Revenue 14% Increase APP ILB Total 1H 2007 Pro Forma 1H 2008 APP 412.025 465.899 ILB 126.074 141.671 Total 539.5 624 $ $

First Half Operating Results EBITDA 1H 2007 Pro Forma 85.5 1H 2008 58.2 1H 2007 Pro Forma 1H 2008 APP 7.69 13.02 ILB 2.08 2 Total 5.73 8.95 ___________________________ Reconciliation to Adjusted EBITDA to Net Income available in Appendix Excludes costs for past mining obligations EBITDA (1) Segment Adjusted EBITDA per Ton (2) EBITDA w/o Gain on Disposal of Assets EBITDA 1H 2007 Pro Forma 4.5 1H 2008 51.7 56% Increase $ $ $

Lehman Brothers CEO Energy/Power Conference September 4, 2008

1H 2007 PF 1H 2008 Adjusted EBITDA $85.5 $58.2 Depreciation, Depletion & Amortization 40.0 39.5 Asset Retirement Obligation Expense 9.3 6.7 Interest Expense 5.3 7.5 Interest Income (4.8) (6.8) Income Tax Provision 17.1 2.6 Minority Interest 2.7 - Net Income $15.9 $8.7 Reconciliation of Adjusted EBITDA to Net Income ($ in Millions)